                                                                 EXHIBIT 10.10.7


                                   ASSIGNMENT
                                   ----------

     THIS ASSIGNMENT, entered into by and between THE PULLIAM COMPANY and FREDERIC N. RICHMAN, d/b/a NEVADA BUILDING COMPANY, a Co-Partnership, hereinafter referred to as "ASSIGNOR", and M.B. DALITZ, an unmarried man, hereinafter referred to as "ASSIGNEE".

                             W I T N E S S E T H :

     WHEREAS, H. JOHN GLUSKIN is the Lessee under the terms of that certain Lease Agreement by and between LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, as Lessor, dated the 21st day of July, 1954, under the terms of which the Lessor has leased unto the Lessee the real property situated in the City of Las Vegas, Clark County, Nevada, described as follows:

     Lots 1, 2, 3, and 4 of Block 30, Clark's Las Vegas Townsite, as recorded in Book 1 of Plats, page 37, in the Office of the County Recorder for Clark County, Nevada.

     Together with all and singular, buildings and improvements thereon situated and the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining; and

     WHEREAS, H. JOHN GLUSKIN is the Lessee under the terms of that certain Amendment to Lease Agreement dated the 24th day of July, 1954, which amended that certain Lease Agreement dated the 21st day of July, 1954, by and between LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, as Lessor, and H. JOHN GLUSKIN as Lessee; and

     WHEREAS, HY GOLDFELD, acting for and on behalf of H. JOHN GLUSKIN by and through a power of attorney from H. JOHN GLUSKIN to HY GOLDFELD dated the 26th day of July, 1954, did assign to DAVID GOLDWATER all the right, title and interest of H. JOHN GLUSKIN in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to the Lease Agreement dated the 24th day of July, 1954, wherein H.

XXX


                              EXHIBIT "C" PAGE 57

JOHN GLUSKIN is the Lessee and the LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor, providing for the leasing from the Lessor to the Lessee the real property hereinbefore described, and

     WHEREAS, DAVID GOLDWATER as Assignee of H. JOHN GLUSKIN under the terms of the Lease Agreement and Amendment to Lease Agreement hereinbefore described, did, on the 14th day of October, 1954, execute a Supplemental Agreement amending said Lease Agreement dated July 21, 1954, wherein H. JOHN GLUSKIN is the
Lessee and the LAS VEGAS LODGE NO. 32 FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor; and

     WHEREAS, DAVID GOLDWATER, as Assignee of H. JOHN GLUSKIN did assign to THREE-O-ONE CORPORATION, a Nevada Corporation, all right, title and interest of DAVID GOLDWATER in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to Lease Agreement dated the 24th day of July, 1954, and that certain Supplemental Agreement dated the 14th day of October, 1954, by and between the parties as hereinabove described, and

     WHEREAS, THREE-O-ONE CORPORATION, a Nevada Corporation, as Assignee of DAVID GOLDWATER did assign to THE PULLIAM COMPANY and FREDERIC N. RICHMAN, d/b/a NEVADA BUILDING COMPANY, a Co-Partnership, all right, title and interest of THREE-O-ONE CORPORATION, a Nevada Corporation in and to that certain Lease Agreement dated the 21st day of July, 1954 and that certain Amendment to Lease Agreement dated the 24th day of July, 1954 and that certain Supplemental Agreement dated the 14th day of October, 1954, by and between the parties as hereinabove described; and

     WHEREAS, THE PULLIAM COMPANY and FREDERIC N. RICHMAN d/b/a NEVADA BUILDING COMPANY, a Co-Partnership as Assignee of THREE-O-ONE CORPORATION, a Nevada Corporation, under the terms of the

                                      -2-

XXX

                              EXHIBIT "C" PAGE 58

Lease Agreement and Amendment to Lease Agreement and Supplemental Agreement hereinbefore described, did on the 7th day of June, 1973, execute Articles of Amendment amending said Lease Agreement dated July 21st, 1965, wherein H. JOHN GLUSKIN is the Lessee and LAS VEGAS LODGE NO. 32 FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor.

     NOW, THEREFORE, for value received, the receipt of which is hereby acknowledged, THE PULLIAM COMPANY and FREDRIC N. RICHMAN, d/b/a NEVADA BUILDING COMPANY, a Co-Partnership, with its principal place of business in the City of Las Vegas, County of Clark, State of Nevada does hereby assign to M.B. DALITZ, an unmarried man, all of its right, title and interest in and to that certain Lease Agreement dated the 21st day of July, 1954, and that certain Amendment to the Lease Agreement dated the 24th day of July, 1954, wherein H. JOHN GLUSKIN is the Lessee and the LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS of Las Vegas, Nevada, is the Lessor, which Lease Agreement provides for the leasing of the real property from the Lessor to the Lessee, as hereinabove described, together with that certain Supplemental Agreement of October 14, 1954, amending said Lease Agreement of July 21, 1954 in which Supplemental Agreement, DAVID GOLDWATER, as Assignee of H. JOHN GLUSKIN, is the Lessee and LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor; together with that certain Articles of Amendment of June 7, 1973 amending said Lease Agreement of July 21, 1954 in which Articles of Amendment THE PULLIAM COMPANY and FREDRIC
N. RICHMAN, d/b/a NEVADA BUILDING COMPANY, a Co-Partnership, as Assignee of the THREE-O-ONE CORPORATION is the Assignee/Lessee and LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS of Las Vegas, Nevada is the Lessor.

     Assignor and Assignee hereby agree that this Assignment is made subject to all the terms and conditions of said Lease Agreement


XXX
                                      -3-

                              EXHIBIT "C" PAGE 59
of July 21, 1954, Amendment to Lease Agreement of July 24, 1954, Supplemental Agreement of October 14, 1954, and Articles of Amendment of June 7, 1973, and subject to all previous encumbrances on the Leasehold property.

     Assignor does hereby remise, release and quitclaim unto Assignee, all of its, right, title and interest in and to the real property described herein.

     IN WITNESS WHEREOF, we have hereunto set our hands this ___ day of _____________, 197_.

                                                   THE PULLIAM COMPANY
                                                           and
                                                    FREDRIC N. RICHMAN
                                                          d/b/a
                                                  NEVADA BUILDING COMPANY

                                                  By___________________________


                                                  By___________________________



STATE OF NEVADA     }
                    }    SS:
COUNTY OF CLARK     }

     On this ___ day of _______________, 197_, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _________and ______________________ known to me to be the persons described in and who executed the foregoing instrument, and duly acknowledged to me that they executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                                  _____________________________
                                                  NOTARY PUBLIC

     M.B. DALITZ, and unmarried man, hereby accepts the foregoing Assignment, and expressly accepts and assumes all the terms and covenants in the Lease Agreement contained to be kept and performed by the Lessee, and agrees to comply with and be bound by all of said terms and covenants.

                                                  _____________________________
                                                  M.B. DALITZ
                                                  an unmarried man

XXX
                                      -4-


                              EXHIBIT "C" PAGE 60

STATE OF NEVADA     }
                    }    SS:
COUNTY OF CLARK     }

     On this _____ day of ____________, 197__, before me the undersigned, a Notary Public in and for said County and State, personally appeared ___________ ____________________________ known to me to be the person described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                                  _____________________________
                                                  NOTARY PUBLIC


















XXX


                                      -5-



                              EXHIBIT "C" PAGE 61